UBS Global Real Estate Conference

November 29, 2016


KUEHNE+NAGEL

RELIABLE. ANSWERS.

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

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Contents



Who We Are

- An equity REIT in the business of developing, redeveloping, acquiring and managing industrial facilities in key logistic nodes across 21 markets in the U.S.
  - 2nd largest industrial-focused U.S. domiciled REIT. Growth emphasis focus in Tier 1 markets
  - Incremental focus in the development / ownership of on-campus medical office
- Founded 1972, IPO 1993
- Own or hold an interest in 453 industrial facilities and 85 medical office facilities encompassing approximately 135 million square feet.
  - Focus on modern facilities in two asset classes that generate highly stable and positive cash flow growth to support stable and growing dividends
- Enterprise Value of ~ $11.5 billion
- ESG aligned culture


Seattle
Minneapolis-St. Paul
Northern California
Southern California
Chicago
Columbus
Indianapolis
St. Louis
Cincinnati
Nashville
Eastern/Central Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Gross $ Basis by dot size:
< $100MM
$100MM – $200MM
$200MM – $300MM
$300MM – $400MM
> $400MM



Point West Industrial Park (DFW Submarket) Dallas, TX
(Samsung USA Mobile Device Distribution)

Strategy for Increasing Shareholder Value

CONTINUED IMPROVEMENT IN ASSET QUALITY

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.

GROW CASH FLOW (AFFO) AND NET ASSET VALUE (NAV)

- Maintain occupancy with best in class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

CONTINUE TO IMPROVE OVERALL LEVERAGE PROFILE

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Maintain Baa1 ratings

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Excellent 40 + Year Development Track Record
- ✓ Best in Class Balance Sheet
- ✓ Consistent Cash Flow Growth
- ✓ Lowest Dividend Payout Ratio in Sector with Dividend Increases
- ✓ Investors have endorsed Strategy and Execution



Total Shareholder Return Outperformance


Total Shareholder Return
One Year
27%
21%
5%
13%
7%
DRE
Comps
RMS
S&P 400
S&P500
Three Years
73%
43%
33%
29%
30%
DRE
Comps
RMS
S&P 400
S&P 500
Five Years
164%
115%
73%
101%
100%
DRE
Comps
RMS
S&P 400
S&P 500

- All results as of 11/18/16.
- Comps include DCT, EGP, FR, LPT, PLD, REXR, STAG, TRNO, HR, and HTA and is calculated on a market cap weighted basis.


Con-way


amazon
fulfillment





KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

DEMAND: Macroeconomic Indicators / Drivers

	Correlation[(1)] to Industrial Absorption	2017 Forecasted Growth[(2)]
E-Comm	50% correlated to Logistics, yet **70-75%** correlated to modern, larger box[(2)] absorption	~ 15%
Retail Sales	**50–70%** *(1-3 quarter lead)*	3-4%
GDP	**50–60%** *(1-3 quarter lead)*	2-2.5%
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	**50–60%** *(1-3 quarter lead)*	2.2%[(3)]

(1) Per CoStar Portfolio Strategy "Leading Economic Indicators" for logistics space. (2) Modern, larger box defined as >1995 age and 250K+ SF size, correlation assumes 1-3 quarter lead. (2) Forecasts per CoStar (Moody's.com) and Wells Fargo Securities; (3) Represents 2017 forecast for industrial production

DEMAND: E-Commerce capturing larger portion of retail sales



E-Commerce and Brick & Mortar Sales
($in Billions)
$367B
of E-commerce Sales TTM
% Growth in Sales
(Y/Y)
$1,200
$950
$700
$450
$200
25%
20%
15%
10%
2009
2011
2012
2014
2015
2017
2018
2020
E-Comm Quarterly Sales in $'s
Bricks & Mortar Sales in $'s
Projected Sales at 15% CAGR
Est'd Impact
E-Commerce % Annual Sales growth
(right axis)
(15% assumption through 2020)

E-comm sales growing approximately **15% annually** ~ **3 to 5x** rate of bricks and mortar

Note: Assumes 3% annual growth in Brick & Mortar sales and 15% annual growth in E-commerce sales . Historical sales figures per CoStar as of Q2 2016.

DEMAND: New industrial SF needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[1]

Projected E-comm sales[2] from 2017 through 2020 could drive approximately **295 million SF of incremental demand**



Incremental SF estimated from E-Comm
(square feet millions)
24
30
30
31
37
44
51
59
68
78
90
2010
2012
2014
2016
2018
2020
Potential impact from 15% growth in E-commerce Sales
Projected cumulative 295 million SF

(1) Metric commonly disclosed in publications and industry setting such as NAIOP; Brokers Cushman & Wakefield and CBRE concur with this estimate. (2) Assumes continued growth from 2015-2016 run rate of 15%.

DEMAND: E-Commerce warehousing different from traditional distribution – requires more square footage

E-commerce sales requires approximately 3x the square footage[(1)] in a modern fulfillment center compared to traditional warehouse space that support bricks and mortar stores

Traditional Warehousing Inventory
(stacking, pallets)



E-Commerce Inventory
(aisles, bins, SKU's, returns)



(1) Per CBRE, a "3:1" ratio is an approximation of needed space comparing the 2 distribution models.

SUPPLY: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
Under Construction as % of Stock*
160
120
80
40
0
4%
3%
2%
1%
0%
UC % of Stock
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016



Market Rent Growth (Y/Y)*
3.7%
4.9%
-0.1%
-7.1%
-4.6%
-1.1%
1.3%
3.5%
4.3%
6.2%
6.3%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Total Under Construction as % of Stock at 2% compared to 3% at the last peak

+

Vacancy Rates today at ~5% are 300 basis points lower than last peak

=

Stronger Rent Growth this cycle

Source: CoStar Portfolio Strategy. *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by the U.S. OMB. Vacancy rate figures per CBRE.

Leading the Nation in E-commerce Relationships

amazon
Walmart Save money. Live better.
BEST BUY
DICK'S SPORTING GOODS
wayfair
TARGET
KOHL'S
carter's
RH RESTORATION HARDWARE
Crate&Barrel
macy's
BON-TON
FLOOR & DECOR
Room&Board
The Container Store
weber
FedEx
GNC LIVE WELL
THE HOME DEPOT
STAPLES
hp
ups
HD SUPPLY
GRAINGER FOR THE ONES WHO GET IT DONE
SAMSUNG
Innotrac
follett HIGHER EDUCATION GROUP
McKESSON


1009

Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

40 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN, BULK DISTRIBUTION	focus which results in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	Geographic focus in key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product

Industrial Best in Class Portfolio


Average Bldg Size Comparison
(sf per building in 000's)
Peers
DRE
146
277


Average Age Comparison
(in years)
Peers
DRE
19
11


Average Clear Height
(in feet)
Peers
DRE
23.5
30.3

Industrial Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of 6/30/16; DRE Q3 actual.


DRE Maintenance Capex by Age
(average annual cost per SF)
$0.02
$0.08
$0.14
10
10-20
20+

Age of Bldg. DRE measurement basis from facilities owned during 2006-2015


National Average Rent
9.5% higher rents
$5.73
$5.24
2005 or Newer
Older than 2005

Logistics facilities only. Average market rent per square foot weighted at the building level (not weighted by region). Based on 38 CBSA's compiled by CoStar, representative of DRE's markets.


St.Vincent
CARMEL
13420 WOMEN'S CENTER 13450
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

GROWTH INDUSTRY	With recession resistant performance
DEVELOPMENT EXPERIENCE	Best in class development team able to produce development opportunities through economic cycles
QUALITY	Substantially all on campus and/or aligned with major hospital systems (overall 50% of space leased to "A" or better rated tenants)
LONG TERM LEASES	Averaging nearly 13 years
CONSISTENT NOI GROWTH	With long term leases with 2-3% annual net rent escalations and expense increase pass throughs

Medical Office - Market Drivers

THE FUTURE OF MEDICINE



- Aging patient population; 10,000 baby boomers hit 65 every day
- Mergers and acquisitions of both the payers and providers
- Need for systems to control entire continuum of care

ANNUAL DR VISITS BY AGE



2.3
2.7
6.9
≤ 45
45 - 64
≥ 65

Source: BMO Capital Markets

OUTPATIENT VISITS IN SECULAR UPSWING

Visits or stays per 1,000 persons



2,500
2,000
1,500
1,000
500
0
1990
2002
2014
OUTPATIENT
INPATIENT

Source: AHA Annual Trendwatch Chartbook


Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

40 YEARS	of experience in development
STRATEGIC LAND	locations that can support approximately 37 million square feet (including land options) of industrial development
75% REPEAT BUSINESS	since 2009 with national customers; with growing track record in executing e-commerce facilities . . . nearly 20% of current pipeline e-commerce related
INTERNAL TEAM	gives competitive advantage in all aspects of development, including pre-construction and construction to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

- **125** industrial and MOB development projects since 2010
- **$2.7B** investment since 2010
- Primarily self-funded from asset dispositions

- Initial yields and profit margins estimated at **7.1% and 19%**, respectively(1). **$516 million** estimated value creation(2)
- **62% of projects build-to-suit**; 73% of projects > 50% pre-leased

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

Select Recent Industrial Development Starts



Chicago
- 1.1 million SF in three projects
- Two build-to-suits
- One spec development; 0% pre-leased



Columbus
- 1.5 million SF in two projects
- One build-to-suit
- One spec development; currently 63% leased





Pennsylvania
- Two spec buildings in Lehigh Valley
- 1.1 million SF, 0% pre-leased, currently 100% leased
- 630,000 SF, 0% pre-leased



Southern California
- Spec development in the South Bay submarket
- 201,000 SF



Indianapolis
- Three projects totaling 840,000 SF
- One build-to-suit
- Two spec developments currently 66% leased



New Jersey
- One spec building near Port of NY/NJ
- 495,000 SF
- 0% pre-leased; currently 100% leased



Atlanta
- 615,000 SF; 0% pre-leased; currently 100% leased





Southern California – Inland Empire
- 401,000 SF; 0% pre-leased
- 1.2 million SF build-to-suit development



Savannah
- 1.4 million SF build to suit



Dallas
- 589,000 SF build-to-suit



South Florida
- Four spec developments; 410,000 SF
- 0% pre-leased; currently 70% leased

SPECULATIVE DEVELOPMENT: Proven execution



- 39 Speculative projects since 2009
- **$748 Million investment**
- Successful lease-up
- **20 to 30 %** estimated margins

Product Type	# of Projects	Investment ($MM)	Preleased % at start date	Sept 30, 2016 Occupancy
Industrial	28	$587	13%	87%
MOB	11	161	51%	87%
Totals	**39**	**$748**	**16%**	**87%**(1)

(1) Occupancy would be 92% if properties delivered in last 6 months were excluded.


AllPoints Midwest Building 3 (Walmart.com), Indianapolis, IN

OPERATING STRATEGY

Continuing NOI Growth to drive NAV Growth

Steady Same Property NOI Growth

(Industrial and MOB only)


3.4%
4.4%
4.5%
5.1%
2013
2014
2015
Q3 2016

On a TTM basis shown at DRE economic ownership percentage

Accelerating Rent Growth

(Represents growth in annual net effective rent on new and renewal leases; Industrial only)


4.3%
9.7%
10.1%
19.9%
2013(1)
2014(1)
2015
Q3 2016

(1) Based on renewal leases only

NOI Upside in Current Portfolio

(as of Q3 2016, in millions)


10 to 15% Potential NOI Growth
5 to 10% Growth
2 to 5% Growth
$540-$550
$580-$600
$610-$630
2016
2017
Future

Key Assumptions

- Annual rent escalations 2.0% – 2.5%
- Stabilization of recently delivered speculative developments
- Current development pipeline deliveries and stabilization
- Second generation leasing rent growth
- No future development or acquisitions included

Consistent Cash Flow Growth



6.6% AFFO CAGR(2)
($ in millions)
$185
$228
$223
$296
$231
$330
$241(1)
$355
$258
$380
2012
2013
2014
2015
2016 Guidance
Regular Dividends
AFFO

AFFO Payout Ratio	2012	2013	2014	2015	2016 Guidance
	83%	76%	71%	68%	68%

(1) Excludes $69MM special dividend
(2) Represents compounded annual growth rate of AFFO on a per share basis


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Conservative Balance Sheet

Moody's	S&P	Fitch
Baa1	BBB	BBB+
(stable outlook)	(positive outlook)	(stable outlook)

CAPITALIZATION

(in millions, excludes unconsolidated JV debt, and 2019 bonds redeemed in October)



Unsecured debt $2,499
Secured debt $386
23%
77%
Common equity at market value (9/30) $9,785

DEBT MATURITY LADDER



($ in millions)
Only 24% of debt matures through 2019
$3
$115
$320
$279
$394
$1,886
2016
2017
2018
2019
2020
Thereafter
Weighted Avg Interest Rate
6.34%
5.71%
5.74%
7.57%
3.50%
3.97%
JV Debt
Secured Debt
Unsecured Debt


Duke
REALTY
Freeport IX , Dallas, TX (DFW submarket)

WHY DUKE REALTY?

Why Duke Realty?

✓ **Superior Asset Quality**

- Youngest portfolio in industry and 277,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ **Excellent 40 Year Development Track Record**

- Development starts have averaged $527 million since 2011 and averaged 69% pre-leased. Estimated margins historically near 20% generating significant value creation
- Land bank fuels incremental long term NAV growth potential

✓ **Best in Class Balance Sheet**

- Lowest Debt/EBTIDA ratio in sector and expected to continue to improve in 2016
- Excellent access to capital; emphasis on self-funding
- Interest savings from refinancings as higher coupon debt matures
- Positioned for offense as opportunities arise

✓ **Consistent Cash Flow Growth**

- 6.6% CAGR in AFFO for last 4 years with strong portfolio dynamics to drive continued growth

✓ **Lowest Dividend Payout Ratio in Sector with Dividend Increases**

- Dividend increases last two years (5.9% and 5.6%, respectively) and positioned for future increases

✓ **Investors have endorsed the strategy and execution**

- Total return outperformance over 1, 3, and 5 year periods

Sustainability at Duke Realty

Environmental

57 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

19 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$147M 2015 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

12,341 TOTAL 2015 ASSOCIATE VOLUNTEER HOURS

Governance

GOVERANCE QUALITY SCORE OF "1"**

OVER 30% FEMALE BOARD MEMBERS

PART OF GLOBAL WOMEN'S INDEX FUND

** ISS QualityScore based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 220 variables. For 2013-2016, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms).

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property, impairment charges related to depreciable real estate assets, and extraordinary items (computed in accordance with generally accepted accounting principles ("GAAP")); plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by GAAP. We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations ("AFFO"): AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Core EBITDA: Core EBITDA is earnings before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to acquisitions, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities. Adjustments are also made to equity in earnings, to exclude items such as our share of depreciation, amortization, and gains on property sales, to conform to our definition of Core EBITDA.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income: We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those industrial and medical office properties that have been owned and in operation throughout the twenty-four months preceding the most recent reporting period. In addition to excluding properties that have not been owned and in operation for the most recent twenty-four months, we also exclude properties from our same property portfolio where revenues from individual lease buyouts in excess of $250,000 have been recognized.

FFO, Core FFO and AFFO

Dollars in thousands

	2016 Guidance	2015 Actual	2014 Actual	2013 Actual	2012 Actual
Net income (loss) attributable to common shareholders	$ 336,706	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Add back:					
Noncontrolling interest in earnings of unitholders	3,400	6,404	2,627	2,094	—
Net Income (loss) Attributable to Common Shareholders-Diluted	**$ 340,106**	**$ 621,714**	**$ 207,520**	**$ 155,138**	**$ (126,145)**
Reconciliation to Funds From Operations ("FFO")					
Net Income (loss) Attributable to Common Shareholders	$ 336,706	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Adjustments:					
Depreciation and amortization	310,646	320,846	384,617	409,050	379,419
Joint ventures	(48,345)	13,336	(56,422)	(19,987)	32,795
Gains on property sales, net of taxes and impairments	(186,453)	(651,941)	(167,947)	(192,421)	(13,811)
Noncontrolling interest share of adjustments	(758)	3,265	(2,030)	(2,645)	(7,054)
NAREIT FFO Attributable to Common Shareholders - Basic	411,796	300,816	363,111	347,041	265,204
Noncontrolling interest in income of unitholders	3,400	6,404	2,627	2,094	(2,273)
Noncontrolling interest share of adjustments	758	(3,265)	2,030	2,645	7,054
NAREIT FFO Attributable to Common Shareholders - Diluted	**$ 415,954**	**$ 303,955**	**$ 367,768**	**$ 351,780**	**$ 269,985**
Gain on land sales, including share of joint ventures	(9,428)	(35,054)	(10,441)	(9,547)	—
Loss on debt extinguishment, including share of joint ventures	33,424	85,713	283	9,433	—
Adjustments for redemption/repurchase of preferred shares	—	—	13,752	5,932	5,730
Land impairment charges	12,056	41,637	33,700	3,777	—
Other income tax items	—	—	—	(641)	(103)
Overhead restructuring charges	—	7,422	—	—	2,664
Promote income	(26,299)	—	—	—	—
Acquisition-related activity	86	8,499	1,099	3,093	4,192
Core FFO Attributable to Common Shareholders - Diluted	**$ 425,793**	**$ 412,172**	**$ 406,161**	**$ 363,827**	**$ 282,468**
Adjusted FFO					
Core FFO - Diluted	$ 425,793	$ 412,172	$ 406,161	$ 363,827	$ 282,468
Adjustments:					
Straight-line rental income and expense	(17,447)	(23,232)	(22,170)	(17,552)	(24,759)
Amortization of above/below market rents and concessions	2,089	3,659	5,348	9,054	8,867
Recurring capital expenditures	(56,677)	(61,693)	(81,447)	(82,799)	(61,240)
Other	26,360	23,804	22,127	23,917	22,277
Adjusted FFO - Diluted	**$ 380,118**	**$ 354,710**	**$ 330,019**	**$ 296,447**	**$ 227,613**
Dividends Declared (Excluding Special Dividends)	$ 257,848	$ 241,293	$ 231,178	$ 223,286	$ 185,183
Special Dividends	$ —	$ 69,055	$ —	$ —	$ —

Same Property NOI

Unaudited and in thousands

	Twelve Months Ended	
	September 30, 2016	September 30, 2015
Income from continuing operations before income taxes	$ 282,909	$ 173,027
Share of same property NOI from unconsolidated joint ventures	21,076	19,931
Income and expense items not allocated to segments	310,099	425,315
Earnings from service operations	(10,548)	(14,919)
Properties not included and other adjustments	(124,055)	(147,214)
Same property NOI	**$ 479,481**	**$ 456,140**
Percent Increase	**5.1%**	

	Twelve Months Ended	
	December 31, 2015	December 31, 2014
Income from continuing operations before income taxes	$ 185,277	$ 214,746
Share of same property NOI from unconsolidated joint ventures	21,910	20,667
Income and expense items not allocated to segments	409,505	381,204
Earnings from service operations	(14,197)	(24,469)
Properties not included and other adjustments	(166,018)	(174,640)
Same property NOI	**$ 436,477**	**$ 417,508**
Percent Increase	**4.5%**	

	Twelve Months Ended	
	December 31, 2014	December 31, 2013
Income from continuing operations before income taxes	$ 225,125	$ 56,320
Share of same property NOI from unconsolidated joint ventures	19,546	18,319
Income and expense items not allocated to segments	442,768	562,315
Earnings from service operations	(24,469)	(22,763)
Properties not included and other adjustments	(276,254)	(243,948)
Same property NOI	**$ 386,716**	**$ 370,243**
Percent Increase	**4.4%**	

	Twelve Months Ended	
	December 31, 2013	December 31, 2012
Income (loss) from continuing operations before income taxes	$ 56,466	$ (85,652)
Share of same property NOI from unconsolidated joint ventures	19,124	17,691
Income and expense items not allocated to segments	556,122	624,724
Earnings from service operations	(22,763)	(20,201)
Properties not included and other adjustments	(277,583)	(216,087)
Same property NOI	**$ 331,366**	**$ 320,475**
Percent Increase	**3.4%**	